SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                       [Amendment No. ..................]



Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/ Preliminary Proxy Statement
/_/ Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            SI Handling Systems, Inc.
                (Name of Registrant as Specified in Its Charter)

                     Ronald J. Semanick, Corporate Secretary
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/_/ $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(I)(1), 14a-6(I)(2) or
    Item 22(a)(2) of Schedule 14A.
/_/ $500 per  each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(I)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and O-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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/X/  Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:_____________________________________________
      2)   Form Schedule or Registration Statement No.:  ______________________
      3)   Filing Party: ______________________________________________________
      4)   Date Filed:  _______________________________________________________

                            SI HANDLING SYSTEMS, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040
                            Telephone (610) 252-7321

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The Annual Meeting of Shareholders of SI Handling Systems, Inc., a Pennsylvania corporation (the "Company"), will be held at the Metropolitan Edison Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040 on Wednesday, July 17, 1996, at 11:00 a.m., local time, for the following purposes:

          1.   To elect five directors to the Board of Directors.

          2.   To  approve  the  amendment  and  restatement  of  the  Company's
               Articles.

          3.   To approve the amendment and restatement of the Company's Bylaws.

          4. To transact such other business as may properly come before the meeting or at any adjournment or adjustments thereof.

        IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


June 17, 1996                                                RONALD J. SEMANICK
Easton, Pennsylvania                                                  Secretary

                            SI HANDLING SYSTEMS, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040
                                  June 17, 1996

                                 Proxy Statement

     This Proxy Statement and the accompanying form of proxy are being mailed on or about June 17, 1996 to the shareholders of SI Handling Systems, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the 1996 Annual Meeting of Shareholders to be held at the Metropolitan Edison Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040 on Wednesday, July 17, 1996 at 11:00 a.m., local time, and at any adjournment thereof. The cost of such solicitation will be borne by the Company.

     Only the shareholders of record at the close of business on May 29, 1996, of the outstanding shares of Common Stock of the Company will be entitled to vote at the meeting. A shareholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the meeting and voting in person, provided written notice of such actions are given to the Secretary of the Company before the enclosed proxy is exercised.

     At the close of business as of the above record date, there were outstanding and entitled to vote 2,448,696 shares of the Company's Common Stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company. However, in the election of directors, voting may be cumulative so that each share has as many votes as there are directors to be elected, and those votes may be distributed among the nominees in any way the shareholder desires. To vote cumulatively, the shareholder must write the words "cumulate for" followed by the name of the nominee or nominees selected on the line provided under Item 1 of the proxy.

     The shares represented by each properly executed proxy will be voted in the manner specified by the shareholder. If instructions are not given, the shares will be voted in the election of directors as specified below, for adoption of the amendment and restatement of the Company's Articles and for approval of the amendment and restatement of the Company's Bylaws. The proxies being solicited may be voted cumulatively and the vote distributed among all or less than all of the nominees for election as directors, if the proxy holders, in the exercise of their discretion, deem it desirable.

     Under Pennsylvania law and the Company's Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum for the purposes of the Annual Meeting. Directors are elected by a plurality of the votes cast at the meeting. Accordingly, directions to withhold authority will have no effect on the outcome of the vote. For the adoption of the proposal to amend and restate the Company's Articles, the affirmative vote of a majority of the votes cast on the proposal is required. For the approval of the proposal to amend and restate the Company's Bylaws, the affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. Because directors are elected by a plurality of votes, abstentions and broker non-votes will not have an impact on their election. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the adoption of the Articles proposal. Abstentions and broker non-votes will have the effect of votes against the Bylaws proposal.

                             Principal Shareholders

         Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth certain information as of May 29, 1996 (unless otherwise noted) regarding the ownership of Common Stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) by each director or nominee of the Company, (iii) by the executive officers of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.


                                                                Right To Acquire
                                                                 Ownership Under
                                                                       Options
                                         Number Of Shares           Exercisable     Percentage
Beneficial Owner                         Beneficially Owned      Within 60 Days     of Class(1)

Trigran Investments, L.P. (2)...............   166,000                  --            6.78%
   155 Pfingsten, Suite 360
   Deerfield, IL 60015

L. Jack Bradt (3)...........................   251,548                  --           10.27%
   10 Ivy Court
   Easton, Pennsylvania 18045

Edward J. Fahey ............................     5,000                  --

Leonard S. Yurkovic ........................    40,572                9,300           2.03%

Elmer D. Gates .............................      --                    --

Michael J. Gausling ........................      --                    --

James L. Thatcher ..........................    12,229                  750

All current directors and executive
   officers as a group
   [11 persons] (3).........................   324,657               31,650          14.37%
- ---------------------------

(1) The percentage for each individual, entity or group is based on the aggregate number of shares outstanding as of May 29, 1996 (2,448,696) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after May 29, 1996. Percentages of less than one percent are not shown.

(2)  This  information  is presented in reliance on  information  disclosed in a
     Schedule 13D filed with the Securities and Exchange Commission on February 1, 1996.

(3) Includes 47,481 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares.

                              ELECTION OF DIRECTORS

     At the meeting, five nominees will stand for election as directors of the Company to hold office for a period of one year or until their successors have been elected and qualify.

     If the enclosed proxy is duly executed and received in time for the meeting, it is the intention of the persons named therein to vote the shares represented thereby for the five persons nominated for election as directors unless authority is withheld.

     If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors. Management has no knowledge that any of the nominees will refuse or be unable to serve.

     Information concerning the nominees for election as directors is set forth below:


            Name, Other Positions Or Offices With The Company                  Director
               and Principal Occupation For Past Five Years                     Since      Age

L. Jack Bradt............................................................        1958        68
Northampton County Health and Human Services Director,
   Entrepreneur-in-Residence  at Lehigh University,  and founder, former CEO and Chairman of the Board of the Company.

Edward J. Fahey..........................................................        1992        67
Chairman of the Board of the Company, former Vice President
   of Engineered Systems Company (1989-1993), manufacturers of aircraft arresting systems and mid-air recovery equipment.

Elmer D. Gates...........................................................        1996        66
Vice Chairman of Fuller Company, a company involved in the
   design and manufacture of plants, machinery and equipment
   used in the cement, paper, power and processing industries. (1)

Michael J. Gausling......................................................        1995        38
President, CEO, and founder of STC Technologies, Inc.,
   a manufacturer of clinical diagnostic products.

Leonard S. Yurkovic......................................................        1983        58
President and Chief Executive Officer of the Company.
- -----------------------------

(1) Mr. Gates is a director of Pennsylvania Power and Light Company, an electric utility providing service to various counties in Central Eastern Pennsylvania, and Vice Chairman and a director of Ambassador Bank. He was also Chairman, Chief Executive Officer, and a director of Birdsboro Ferrocast, Inc., a steel foundry located in Birdsboro, PA. In 1992, Birdsboro Ferrocast filed a petition under Chapter 11 of the Bankruptcy Code.

               ADDITIONAL INFORMATION CONCERNING CERTAIN DIRECTORS
                                 AND COMMITTEES

     There are two standing committees of the Board of Directors: the Audit Committee and the Compensation Committee.

     The Audit Committee reviews and discusses with the Company's external auditors the scope of their annual audit and related fees as well as any other services provided by them. It reviews with the auditors the results of the audit and the year-end financial statements and recommends to the Board of Directors matters related to the selection and engagement of the independent auditors. The members of the Audit Committee during fiscal year 1996 were Mr. Bradt, Chairman, and Messrs. Bergkvist (until his retirement), and Adams (until his resignation), and Messrs. Gates and Gausling, both of whom were additions to the Board of Directors during fiscal year 1996.

     The Compensation Committee reviews and recommends to the Board of Directors matters with respect to the remuneration arrangements for officers and directors of the Company including salaries and other direct compensation and stock option awards. Mr. Gausling succeeded Mr. Adams as chairman of the Compensation Committee. The other members of the Compensation Committee during fiscal year 1996 were Mr. Bergkvist (until his retirement) and Messrs. Bradt and Gates, the latter having been appointed to the Board of Directors during fiscal year 1996.

     There were two meetings of the Audit Committee and one meeting of the Compensation Committee during the recently ended fiscal year. The Board of Directors met four times during the year. Each director attended more than 75% of the meetings of the Board of Directors and committees of the Board of Directors on which he served.

                            COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no additional remuneration for their services as directors. The Chairman of the Board of Directors and other non-employee directors receive an annual retainer of $12,000 and $6,000, respectively; a fee of $1,200 for each Board meeting attended; and a fee of $200 for each Board meeting held by telephone conference. There are no additional directors' fees paid for serving on the Audit and Compensation Committees of the Board of Directors. Directors are also reimbursed for their customary and usual expenses incurred in attending Board and Committee Meetings including those for travel, food, and lodging.

     The Company permits its directors, at their election, to defer receipt of payment of directors' fees. During fiscal 1996, $18,000 of directors' fees was deferred. Deferred directors' fees accrue interest at the prime rate of interest charged by the Company's principal bank. During fiscal 1996, distributions under the Directors' Deferred Compensation Plan totaled $18,707. The Board of Directors has under consideration a proposal to permit directors to elect deferral of fees in units equivalent to shares of Common Stock of the Company.

                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     The Securities and Exchange Commission has promulgated regulations requiring Proxy Statements to contain more detailed and uniform reporting of executive compensation and an explanation of the philosophy and methods used in determining executive compensation.


Compensation Philosophy and Practices

     It is the Company's policy to offer internally and externally competitive compensation opportunities for its employees based on a combination of factors, including corporate performance and individual contribution to the business consistent with corporate needs and objectives.

     The Compensation Committee of the Company, whose members are identified above, annually reviews and recommends compensation for the Company's executive officers to the Board of Directors. The annual compensation review permits an ongoing evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies. A significant part of executive officers' compensation is dependent upon the Company's annual financial performance and return on equity.

     There are four basic elements to executive officer compensation: salary, bonus, auto allowance, and stock options granted at market value vesting over a period of time, typically four years. The stock option program rewards executive officers for successful long-term strategic management and enhancement of shareholder value by providing an opportunity to acquire equity ownership in the Company stressing both annual and long-term performance and supporting a performance-oriented environment which allows the Company to attract and retain qualified management personnel. The Compensation Committee believes equity ownership in the Company by management aligns the interest of shareholders and management.

     Salaries for executive officers are determined with reference to a position rate for each officer. The position rates are determined annually by evaluating the responsibilities of the position and taking into consideration, among other things, salaries paid to other executives in comparable positions in comparably-sized companies, levels of experience, and job responsibilities. The Compensation Committee determines adjustments to executive officer salary based on the recommendation of the Chief Executive Officer. The salary adjustment recommendations are based on performance criteria such as financial performance, strategic decisions, personnel development, individual performance, and potential of the individual in the job.

     The  Compensation  Committee  awards  bonuses  to the  Company's  executive officers pursuant to an existing Executive Officer Incentive Plan. The bonus amounts for executive officers is at risk and will vary from year to year. The bonus pool is calculated based on a formula tied principally to the Company's profitability and return on equity. The pool is allocated by the Compensation Committee, on the recommendation of the Chief Executive Officer, among the executive officers, based on a series of factors, including financial objectives, other business objectives, and assessment of personal contribution. The financial objectives include a pre-tax earnings target and effective management of the Company's operations to provide positive cash flow and backlog adequacy.

     The Compensation Committee may grant stock options each year to executive officers and key employees based on a variety of factors, including the financial performance of the Company and an assessment of personal contribution. The options are granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant, vest over a period of four years, and expire after five years. The options provide value to the recipients as the price of the Company's stock appreciates from the date when the options were granted. Historically, stock options have been granted based on position rate. The size of previous option grants held by an executive officer are considered in determining annual award levels. The target is to provide executive officers with equity ownership in the Company and align closely executive interests with the longer term interests of shareholders.

CEO Compensation

Salary and Stock Options
     The Company's most highly compensated officer was Leonard S. Yurkovic, President and CEO. Mr. Yurkovic's performance was reviewed by the Compensation Committee and discussed with the Board of Directors and Mr. Yurkovic. The Compensation Committee did not increase the Chief Executive Officer's salary for fiscal 1996 nor did it grant any stock options because the Company's fiscal 1995 operating results were negative and, thus return on equity and earnings from operations before income taxes targets were not met.

Bonus Plan
     Fiscal 1996 was a year of transition for the Company. In addition to leading the Company through its most financially successful year, Mr. Yurkovic initiated and completed the restructuring of the Company into focused business units. The Compensation Committee granted a bonus of $40,000 pertaining to the Executive Officer Incentive Plan to Mr. Yurkovic for the fiscal year ended March 3, 1996. The bonus was predicated on the Company achieving its corporate "performance hurdle" of planned pre-tax earnings and effective management of the Company's operations to provide positive cash flow.

     No officer or director of the Company has an employment contract with the Company.

Conclusion

     The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term earnings goals and building shareholder value. The individual elements are understandable and together provide compensation that is well suited for a Company of our size. The management team understands the linkage of operating performance and their own compensation.

     The foregoing constitutes the report of the Compensation Committee of the Board of Directors for the Company's fiscal year ended March 3, 1996.

           COMPENSATION COMMITTEE
               Michael J. Gausling, Chairman
               L. Jack Bradt
               Elmer D. Gates

Compensation

     Set forth below is certain information relating to compensation received by the Company's "Named Executive Officers" whose total annual salary and bonus for the fiscal year ended March 3, 1996 exceeded $100,000. No other officer of the Company received in excess of $100,000 in total annual salary and bonus for fiscal 1996.

                                   Summary Compensation Table
                                                                      Long-Term
                                                                         Comp.
                         Fiscal                        Other Annual      Stock       All Other
                          Year   Salary       Bonus    Compensation     Options    Compensation
  Name and Position       (1)    ($)(2)        ($)       ($)(3)         (#)(4)        ($)(5)
Leonard S. Yurkovic       1996   $152,885    $40,000     $4,620            -0-      $10,462
   President and Chief    1995    150,000         -0-     4,200          7,500        5,538
   Executive Officer      1994    146,687         -0-     4,200            -0-        5,692


James L. Thatcher         1996     87,654      22,566     4,620            -0-        5,999
   Vice President -       1995     86,000        -0-      4,200          1,500        3,440
   Manufacturing          1994     85,307        -0-      4,200            -0-        3,409
   & Assembly
   Services and
   Customer &
   Software Services

- ------------------------

(1) The Company's fiscal year ends on the Sunday nearest to the last day of February. The fiscal years ended March 3, 1996, February 26, 1995, and February 27, 1994 were 53, 52, and 52 weeks, respectively.
(2) This column includes employee pre-tax contributions to the Company's 401(k) Retirement Savings Plan.
(3) This column consists of an auto allowance of $385 per month for the business usage of personal automobiles. Prior to March 1, 1995 the auto allowance was $350 per month.
(4) Options become exercisable in increments of 25% on the anniversary date of the grant. Thus at the end of four years the options are fully exercisable. Currently, all options have a term of five years. All stock option figures have been adjusted to reflect stock splits and dividends.
(5) This column includes the amounts expensed for financial reporting purposes for Company contributions to the Company's 401(k) Retirement Savings Plan pertaining to basic, matching, and profit sharing contributions.


Stock Options Granted to Named Executive Officers During Last Fiscal Year

     No stock options were granted to the Named Executive Officers during fiscal 1996.

Stock Options Exercised During Fiscal Year 1996 and Held by Named Executive Officers as of March 3, 1996.

     The following table sets forth certain information regarding options for the purchase of the Company's Common Stock that were exercised and/or held by the Company's Named Executive Officers during fiscal 1996.

         Aggregated Option Exercises in Fiscal Year Ended March 3, 1996
                        And Fiscal Year End Option Values

                                                               Number of            Value Of
                                                            Shares Covered        Unexercised
                                      # of                  By Unexercised        In-The-Money
                                     Shares                   Options At           Options At
                                    Acquired                 March 3, 1996        March 3, 1996
                                       On        Value       Exercisable/         Exercisable/
    Name and Position               Exercise   Realized      Unexercisable        Unexercisable
Leonard S. Yurkovic                  7,975 (1)   $32,931       6,038/7,012          $      0/0

James L. Thatcher                    1,110         5,348       7,566/1,125            21,845/0
- ------------------------

(1) With approval from the Compensation Committee, on September 6, 1995, Mr. Yurkovic delivered 3,162 shares of common stock with a market value of $7.75 per share to the Company in order to exercise options to obtain 6,600 shares. On June 16, 1995, Mr. Yurkovic acquired 1,375 shares of common stock by exercising 1,375 options to obtain the shares.

                             STOCK PERFORMANCE CHART

     The following graph illustrates the cumulative total shareholder return on the Company's (SIHS) Common Stock during the five fiscal years ended March 3, 1996 with comparison to the cumulative total return on the NASDAQ Stock Market - US Index, a Peer Group of Construction and Related Machinery Companies [SIC Code 353], and a Peer Group of SIHS depicting Conveyor and Conveying Equipment Companies. This comparison assumes $100 was invested on March 1, 1991 in the Company's Common Stock and in each of the foregoing indexes and assumes reinvestment of dividends.

                      [GRAPHIC OMITTED - PERFORMANCE CHART]

                                      3/1/91    2/28/92   2/26/93   2/25/94    2/24/95   3/1/96
SI Handling Systems, Inc.                100       253       178       287        204       228
(1)  Peer Group - SIC Code 353           100       104       109       119        140       241
(2)  Peer Group - Conveyor, Etc.         100       143        95        80         65        62
Nasdaq Stock Market -
  US Index                               100       158       165       193        197       277
- ------------------------

(1) The Peer Group of Construction and Related Machinery Companies [SIC Code 353] from the 1995 Nasdaq Fact Book & Company Directory includes: A.S.V., Inc., C.E.C. Industries Corporation, Cascade Corporation, Dreco Energy Services Ltd., ERC Industries, Inc., Gardner Denver Machinery Inc., JLG Industries, Inc., Lufkin Industries, Inc., Newpark Resources, Inc., Quipp, Inc., The Raymond Corporation, Rexworks Inc., and SI Handling Systems, Inc. The total returns of each member of the Peer Group were determined in accordance with Securities and Exchange Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

(2)  The Peer Group of Conveyor  and  Conveying  Equipment  Companies  includes:
     Interlake Corp., Prab Robots, Inc., SI Handling Systems, Inc., and Transact International, Inc. The Company included the same members of the Peer Group in constructing the stock performance chart as it did in the prior year. This Peer Group is shown here because it was used last year; it will be dropped in 1997 in favor of the Peer Group of Construction and Related Machinery Companies [SIC Code 353] from the 1995 Nasdaq Fact Book & Company Directory. The total returns of each member of the Peer Group were determined in accordance with Securities and Exchange Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

               AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES

     The Board of Directors has recommended to the shareholders the adoption of the proposed amendment and restatement of the Articles of the Company in the form attached as Exhibit A to this proxy statement. The amendments are designed to update the Articles and provide for the elimination of cumulative voting in the election of directors.

Elimination of Cumulative Voting

     The Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"), provides that shareholders shall be entitled to cumulate their votes in the election of directors unless otherwise provided in the Articles. While the shareholders of the Company adopted an amendment to the Company's Bylaws in 1971 to eliminate cumulative voting, the amendment was not included in the Articles as required by the BCL. The Board of Directors has therefore decided to recommend to the shareholders at this time the amendment to the Articles to eliminate cumulative voting.

     Under cumulative voting, a shareholder is entitled to multiply the number of shares held by the number of directors to be elected and to cast those votes for one or more candidates. Thus, a shareholder owning 100 shares of Common Stock would be entitled at the Annual Meeting at which five directors are to be elected to 500 votes, which could be cast for one candidate or spread among two, three, four or five candidates. Cumulative voting enables a minority shareholder or group of minority shareholders holding slightly more than 16 2/3% of the shares voting at the meeting to elect one director when five directors are to be elected. If this proposal is approved by the shareholders, a shareholder would still be able to vote for only one director but would only have a number of votes equal to the number of shares held.

     As noted above, with cumulative voting in effect, it would be possible for representation on the Board of Directors to be obtained by minority shareholders whose interests and goals might be inconsistent with those of a majority of the shareholders. The Board of Directors believes that any such representation could be disruptive and could impair the efficient management of the Company for the benefit of shareholders generally. The non-cumulative or "straight" voting method of election would foreclose the possibility that the holders of a minority of the shares (acquired through a tender offer or otherwise) might elect one or more directors. The Board of Directors believes that this would be in the best interests of the Company and its shareholders.

     The change from cumulative voting to straight voting in the election of directors could, under certain circumstances, make it more difficult for a shareholder who acquires a substantial number of shares of the Company's Common Stock to obtain certain representation on the Board of Directors. See also "Amendment and Restatement of the Company's Bylaws -- Antitakeover Provisions" for a discussion of amendments to the Bylaws which may delay or discourage a person desiring to take over the Company.

Other Changes

     The other amendments to the Articles delete Sections 3 and 4 as being no longer necessary in view of amendments to the BCL, update the address of the Company's registered office in Section 2 and state in new Section 3 that the Company was incorporated under the Pennsylvania Business Corporation Law of 1933.

Required Vote of Shareholders

     The favorable vote of a majority of the votes cast on this proposal is required for adoption of the amendment and restatement of the Company's Articles.

     Shareholders are not entitled to dissenting shareholder rights with respect to this proposal.

     The Board of Directors recommends that the shareholders vote FOR the amendment and restatement of the Company's Articles.


                AMENDMENT AND RESTATEMENT OF THE COMPANY'S BYLAWS


     The Board of Directors has recommended to the shareholders for their approval that the Company's Bylaws be amended and restated in the form attached as Exhibit B to this proxy statement (the "New Bylaws"). The amendments are designed to update and modernize the current Bylaws (the "Old Bylaws"), giving effect to a number of changes in the BCL which have taken place over the last ten years. The amendments also permit the Board of Directors to amend the Bylaws without shareholder approval except with respect to matters that are expressly committed by the BCL to the shareholders.

     The following is a summary of the material changes made by the New Bylaws. Parenthetical references are to the sections of the New Bylaws. The following description is qualified in its entirety by reference to the full text of the New Bylaws.

Notices

     The notice provisions contained in Article II of the New Bylaws add provisions authorized by the BCL. These include permission to send notice to shareholders by bulk mail if the notice is deposited in the U.S. mail at least 20 days prior to the date of the meeting (ss. 2.01(b)); shortening the required notice period for shareholder meetings which are not called for the purpose of considering a fundamental change from ten days to five days (ss. 2.03(a)); and eliminating the requirement of notice if the giving of such notice would be unlawful (ss. 2.06(a)) or if the Company has been unable to communicate with a shareholder for more than 24 consecutive months (ss. 2.06(b)). The New Bylaws also permit the Board of Directors to provide by resolution for one or more persons to participate in a shareholder meeting by conference telephone (ss. 2.07).

     The New Bylaws provide, as allowed by the BCL, that any resolution contained in the notice of meeting may be adopted with such clarifying or other amendments as do not enlarge its original purpose (ss. 2.05).

Shareholder Meetings

     The Old Bylaws provide that the Annual Meeting of Shareholders will be held within six months of the close of the fiscal year and, if the meeting is not held within a calendar year, any shareholder may call the meeting at any time thereafter. The New Bylaws provide in Section 3.02 that the date of the Annual Meeting may be fixed by the Board of Directors but, if no such date is fixed, the meeting shall be held on the third Wednesday of July. If the Annual Meeting shall not have been held within six months after the designated date, any shareholder may call the meeting at any time thereafter.

     The Old Bylaws provide that special meetings of the shareholders may be called at any time by the President, the Board of Directors or the holders of a majority of the shares entitled to vote. The New Bylaws provide that special meetings may be called by the President or the Board of Directors (ss. 3.03). This means that the holders of a majority of the outstanding shares would no longer be able to call a special meeting and would therefore have to wait until the next Annual Meeting to take any desired action. This therefore may have the effect of delaying a change of control of the Company.

     The New Bylaws carry forward the provision in the Old Bylaws that, when a meeting for the election of directors has been adjourned for lack of a quorum, those shareholders attending the adjourned meeting may elect directors even though they do not constitute a quorum (ss. 3.04(d)). The New Bylaws also contain a similar provision for other action by the shareholders if the meeting has been adjourned for at least 15 days and the notice states such action may be taken (ss. 3.04 (e)).

     The New Bylaws in Section 3.05 state the rule as set forth in the BCL that whenever any corporate action is to be taken by vote of the shareholders, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. The Old Bylaws require the vote of a majority of the outstanding shares in order to amend the Bylaws but are silent with respect to other matters.

     The New Bylaws modernize the proxy voting rules by providing for electronic transmission of a proxy so long as it sets forth a confidential and unique identification number or other mark furnished by the Company to the shareholder (ss. 3.08(b)). The New Bylaws also add a number of rules for voting by various persons as set forth in the BCL (ss.ss. 3.08(a) (3), 3.09, 3.10, 3.11, 3.12(c)
and 3.15).

     The Old Bylaws require that a record date for shareholders entitled to vote or to receive distributions cannot be more than 50 days prior to the date of the meeting or distribution. The New Bylaws expand this period to 90 days (ss. 3.12(a)). If no record date is fixed, the New Bylaws change the assumed record date from ten days preceding the meeting to the day before the date on which notice of the meeting is given (ss. 3.12(b)). The New Bylaws also provide that the record date shall apply to any adjournment of the meeting unless the board fixes a new record date for the adjourned meeting.

     The New Bylaws also describe in greater detail the duties of the judge or judges of election (ss. 3.14) and specifically authorize the payment by the Company of the expenses of solicitation of proxies on behalf of the Board of Directors or its nominees (ss. 3.08(d)).

     The New Bylaws provide that in the election of directors voting need not be by ballot unless required by the vote of the shareholders before voting begins (ss. 4.02(e)). The Old Bylaws require voting by ballot if demanded by any shareholder.

Election and Removal of Directors

     The Old Bylaws provide that the Board of Directors shall have five members. The New Bylaws state that the number of directors shall be determined from time to time by resolution of the board (ss. 4.03(a)). Accordingly, the New Bylaws will allow the board to increase or decrease the number of directors without further action by the shareholders.

     The New Bylaws require in Section 4.02 that any shareholder desiring to nominate a person for election as a director must give written notice not less than 60 days prior to the date fixed by the Bylaws for the Annual Meeting of Shareholders. The notice must contain information regarding the nominee and the consent of the nominee to serve if elected. If the procedure is not followed, the judge or judges of election or, if they have not been appointed, the presiding officer of the meeting may declare that the nomination shall be disregarded. This Section does not apply to nominations made by the Board of Directors.

     The Old Bylaws are silent on the removal of directors although the BCL provides that, unless otherwise provided in a Bylaw adopted by the shareholders, directors may be removed by vote of the shareholders without assigning cause. The New Bylaws specifically provide that directors may be removed by vote of the shareholders only for cause (ss. 4.05(a)). The New Bylaws also provide, as permitted by the BCL, that the board may declare vacant the office of a director who has been judicially declared of unsound mind or has been convicted of an offense punishable by imprisonment for a term of more than one year or who has not accepted the office within 60 days after selection by written notice or by attending a meeting.

Limitation of Liability and Indemnification of Directors and Officers

     The New Bylaws carry forward the provisions of the Old Bylaws limiting the liability of directors except for self-dealing, willful misconduct or recklessness or liability under any criminal statute or for payment of taxes (ss. 7.01). The New Bylaws also extend this limitation to officers of the Company as well as stating that the officers shall be subject to the same standards of conduct as the directors (ss. 5.01(c)).

     The New Bylaws also carry forward the provisions of the Old Bylaws on indemnification of and advancing expenses to directors, officers, employees and agents (ss. 7.02) and the requirement that any change in Article VII be adopted by 75% of the Board of Directors or 75% of the outstanding shares except that decreases in exposure or increases in indemnification rights under the BCL shall automatically be incorporated in Article VII unless prohibited by the BCL (ss. 7.04).

Conflict of Interest Transactions

     The New Bylaws add Section 8.04, taken from the BCL, which states that no transaction in which a director or officer has an interest shall be void or voidable if, after full disclosure, the transaction is approved by a majority of disinterested directors or by the shareholders or if the transaction is fair to the Company at the time it is authorized.

Amendment of Bylaws

     The Old  Bylaws  may  only be  amended  by the  vote of a  majority  of the outstanding shares. The New Bylaws permit amendments by either (i) the shareholders by a majority of the votes cast at a meeting of shareholders or
(ii) with respect to matters that are not expressly committed to the shareholders by the BCL, the Board of Directors.

Miscellaneous Changes

     The New Bylaws update the location of the registered office of the Company (ss. 1.01), the Company's fiscal year (ss. 1.03) and the procedures for Board of Director meetings and committees (ss. 2.02, 2.07, 4.01(b) and 4.06-4.11).

     The provision in the Old Bylaws allowing the payment of dividends out of surplus has been eliminated due to the deletion of this concept from the BCL. The requirement for the furnishing of an annual statement at the Annual Meeting has also been eliminated in the light of the more extensive requirements of the SEC proxy rules.

Antitakeover Provisions

     The New Bylaws carry forward the action taken by the Board of Directors in 1990 determining that certain antitakeover provisions in the BCL (subchapter 25G relating to control share acquisitions and subchapter 25H relating to disgorgement) shall not be applicable to the Company (ss. 8.08).

     Certain provisions of the New Bylaws discussed above may delay or discourage a person desiring to take over the Company, namely, the elimination of the right of shareholders to call a special meeting; the requirement for advance nominations of directors by shareholders; and the provision limiting the removal of directors other than for cause. The Board of Directors does not know of any attempt or intention by any person at the present time to take over the Company.

Required Vote of Shareholders

     The favorable vote of a majority of the outstanding shares of Common Stock is required for the approval of the amendment and restatement of the Company's Bylaws.

     The Board of Directors recommends that the shareholders vote FOR the amendment and restatement of the Company's Bylaws.

         --------------------------------------------------------------

                             INDEPENDENT ACCOUNTANTS

     The Company's independent public accountants beginning in 1968 and thereafter have been KPMG Peat Marwick LLP, and such firm is expected to be the Company's independent auditors for the current year. Representatives of that firm are expected to be present at the shareholders' meeting and available for questions and will be given an opportunity to make a statement if they so desire.

                           1997 SHAREHOLDER PROPOSALS

     Appropriate shareholder proposals which are intended to be presented at the 1997 Annual Shareholders' Meeting must be received by the Company no later than February 17, 1997, in order to be included in the 1997 proxy materials.

                                  OTHER MATTERS

     The Company may pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.

     As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgement.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 3, 1996. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY, 600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040.

                                                                       Exhibit A

                          PROPOSED AMENDED AND RESTATED
                                 A R T I C L E S
                                       OF
                            SI HANDLING SYSTEMS, INC.
                     (a Pennsylvania Registered Corporation)
                                   ...oo0oo...

             (Deletions are [bracketed]; additions are underscored)
                                                       -----------

1.   The name of the corporation is:
                                 SI HANDLING SYSTEMS, INC.

2.   The address of its registered office in this Commonwealth is:

                                     600 Kuebler Road
                      Easton, Northampton County, Pennsylvania 18040
     ---------------------------------------------------------------------------

[3. The purpose or purposes of the corporation are: to design, manufacture and sell materials handling equipment and products allied therewith.]

[4.  The term of its existence is perpetual.]

3.   The  corporation  was  incorporated  under the Business  Corporation Law of
     1933.
- --------------------------------------------------------------------------------

[5]4. The authorized  capital stock of this corporation  shall be five million
   -- shares of common stock par value $1.00 per share.

5. The shareholders of the corporation shall not have the right to cumulate their votes for the election of directors.
- --------------------------------------------------------------------------------

                                                                       Exhibit B

                          PROPOSED AMENDED AND RESTATED
                                   B Y L A W S
                                       OF
                            SI HANDLING SYSTEMS, INC.
                     (a Pennsylvania Registered Corporation)
                                   ...oo0oo...

                                    ARTICLE I

                             Offices and Fiscal Year

     Section 1.01. Registered Office.--The registered office of the corporation in the Commonwealth of Pennsylvania shall be at 600 Kuebler Road, Easton, Pennsylvania 18040 until otherwise established by an amendment of the articles of incorporation (the "articles") or by the board of directors and a record of such change is filed with the Department of State in the manner provided by law.

     Section 1.02. Other Offices.--The corporation may also have offices at such other places within or without the Commonwealth of Pennsylvania as the board of directors may from time to time appoint or the business of the corporation may require.

     Section 1.03. Fiscal Year.--The fiscal year of the corporation shall end on the Sunday nearest the last day of February in each year.

                                   ARTICLE II
                      Notice - Waivers - Meetings Generally

     Section 2.01. Manner of Giving Notice.

     (a) General Rule.--Whenever written notice is required to be given to any person under the provisions of the Business Corporation Law or by the articles or these bylaws, it may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answer back received) or courier service, charges prepaid, or by facsimile transmission, to the address (or to the telex, TWX, facsimile or telephone number) of the person appearing on the books of the corporation or, in the case of directors, supplied by the director to the corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched or, in the case of facsimile transmission, when received. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the Business Corporation Law, the articles or these bylaws.

     (b) Bulk Mail.--If the corporation has more than 30 shareholders, notice of any regular or special meeting of the shareholders, or any other notice required by the Business Corporation Law or by the articles or these bylaws to be given to all shareholders or to all holders of a class or series of shares, may be given by any class of postpaid mail if the notice is deposited in the United States mail at least 20 days prior to the day named for the meeting or any corporate or shareholder action specified in the notice.

     (c) Adjourned Shareholder Meetings.--When a meeting of shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting in which event notice shall be given in accordance with Section 2.03.

     Section 2.02. Notice of Meetings of Board of Directors.--Notice of a regular meeting of the board of directors need not be given. Notice of every special meeting of the board of directors shall be given to each director by telephone or in writing at least 24 hours (in the case of notice by telephone, telex, TWX or facsimile transmission) or 48 hours (in the case of notice by telegraph, courier service or express mail) or five days (in the case of notice by first class mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board need be specified in a notice of the meeting.

     Section 2.03. Notice of Meetings of Shareholders.

     (a) General Rule.--Except as otherwise provided in Section 2.01(b), written notice of every meeting of the shareholders shall be given by, or at the direction of, the secretary or other authorized person to each shareholder of record entitled to vote at the meeting at least (1) ten days prior to the day named for a meeting (and, in case of a meeting called to consider a merger, consolidation, share exchange or division, to each shareholder of record not entitled to vote at the meeting) called to consider a fundamental change under 15 Pa.C.S. Chapter 19 or (2) five days prior to the day named for the meeting in any other case. If the secretary neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so. In the case of a special meeting of shareholders, the notice shall specify the general nature of the business to be transacted.

     (b) Notice of Action by Shareholders on Bylaws.--In the case of a meeting of shareholders that has as one of its purposes action on the bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

     (c) Notice of Action by Shareholders on Fundamental Change.--In the case of a meeting of the shareholders that has as one of its purposes action with respect to any fundamental change under 15 Pa.C.S. Chapter 19, each shareholder shall be given, together with written notice of the meeting, a copy or summary of the amendment or plan to be considered at the meeting in compliance with the provisions of Chapter 19.

     (d) Notice of Action by Shareholders Giving Rise to Dissenters Rights.--In the case of a meeting of the shareholders that has as one of its purposes action that would give rise to dissenters rights under the provisions of 15 Pa.C.S. Subchapter 15D, each shareholder shall be given, together with written notice of the meeting:

         (1) a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the provisions of Subchapter 15D (relating to dissenters rights); and

         (2)  a copy of Subchapter 15D.

     Section 2.04. Waiver of Notice.

     (a) Written Waiver.--Whenever any written notice is required to be given under the provisions of the Business Corporation Law, the articles or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting.

     (b) Waiver by Attendance.--Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

     Section 2.05. Modification of Proposal Contained in Notice.--Whenever the language of a proposed resolution is included in a written notice of a meeting required to be given under the provisions of the Business Corporation Law or the articles or these bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose.

     Section 2.06. Exception to Requirement of Notice.

     (a) General Rule.--Whenever any notice or communication is required to be given to any person under the provisions of the Business Corporation Law or by the articles or these bylaws or by the terms of any agreement or other instrument or as a condition precedent to taking any corporate action and communication with that person is then unlawful, the giving of the notice or communication to that person shall not be required.

     (b) Shareholders Without Forwarding Addresses.--Notices or other communications need not be sent to any shareholder with whom the corporation has been unable to communicate for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the corporation with a current address. Whenever the shareholder provides the corporation with a current address, the corporation shall commence sending notices and other communications to the shareholder in the same manner as to other shareholders.

     Section 2.07. Use of Conference Telephone and Similar Equipment.--Any director may participate in any meeting of the board of directors, and the board of directors may provide by resolution with respect to a specific meeting or with respect to a class of meetings that one or more persons may participate in a meeting of the shareholders of the corporation, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

                                   ARTICLE III

                                  Shareholders


     Section 3.01. Place of Meeting.--All meetings of the shareholders of the corporation shall be held at the registered office of the corporation unless another place is designated by the board of directors in the notice of a meeting.

     Section 3.02. Annual Meeting.--The board of directors may fix and designate the date and time of the annual meeting of the shareholders, but if no such date and time is fixed and designated by the board, the meeting for any calendar year shall be held on the third

Wednesday of July in such year, if not a legal holiday under the laws of Pennsylvania, and, if a legal holiday, then on the next succeeding business day, not a Saturday, at 11:00 o'clock A.M., and at said meeting the shareholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting. If the annual meeting shall not have been called and held within six months after the designated time, any shareholder may call the meeting at any time thereafter.

     Section 3.03. Special Meetings.--Special meetings of the shareholders may be called at any time by the president or by resolution of the board of directors, who may fix the date, time and place of the meeting. If the president or the board does not fix the date, time or place of the meeting, it shall be the duty of the secretary to do so. A date fixed by the secretary shall not be more than 60 days after the date of the adoption of the resolution of the board calling the special meeting.

     Section 3.04. Quorum and Adjournment.

     (a) General Rule.--A meeting of shareholders of the corporation duly called shall not be organized for the transaction of business unless a quorum is present. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter. Shares of the corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors of this corporation, as such, shall not be counted in determining the total number of outstanding shares for quorum purposes at any given time.

     (b) Withdrawal of a Quorum.--The shareholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     (c) Adjournments Generally.--Any regular or special meeting of the shareholders, including one at which directors are to be elected and one which cannot be organized because a quorum has not attended, may be adjourned for such period and to such place as the shareholders present and entitled to vote shall direct.

     (d) Electing Directors at Adjourned Meeting.--Those shareholders entitled to vote who attend a meeting called for the election of directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of electing directors.

     (e) Other Action in Absence of Quorum.--Those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

     Section 3.05. Action by Shareholders.--Except as otherwise provided in the Business Corporation Law or the articles or these bylaws, whenever any corporate action is to be taken by vote of the shareholders of the corporation, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class.

     Section 3.06. Organization.--At every meeting of the shareholders, the chairman of the board, if there be one, or, in the case of vacancy in office or absence of the chairman of the board, one of the following persons present in the order stated: the president, the vice presidents in their order of rank and seniority, or a person chosen by vote of the shareholders present, shall act as chairman of the meeting. The secretary or, in the absence of the secretary, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, a person appointed by the chairman of the meeting, shall act as secretary of the meeting.

     Section 3.07. Voting Rights of Shareholders.--Unless otherwise provided in the articles, every shareholder of the corporation shall be entitled to one vote for every share standing in the name of the shareholder on the books of the corporation.

     Section 3.08. Voting and Other Action by Proxy.

     (a) General Rule.--

         (1) Every shareholder entitled to vote at a meeting of shareholders may authorize another person to act for the shareholder by proxy.

         (2) The presence of, or vote or other action at a meeting of shareholders by a proxy of a shareholder shall constitute the presence of, or vote or action by the shareholder.

         (3) Where two or more proxies of a shareholder are present, the corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them and, if a majority of the proxies cannot agree whether the shares represented shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.

     (b) Execution and Filing.--Every proxy shall be executed in writing by the shareholder or by the duly authorized attorney-in-fact of the shareholder and filed with the secretary of the corporation. A telegram, telex, cablegram, datagram or similar transmission from a shareholder or attorney-in-fact, or a photographic, facsimile or similar reproduction of a writing executed by a shareholder or attorney-in-fact:

          (1) may be treated as properly executed for purposes of this subsection; and

          (2) shall be so treated if it sets forth a confidential and unique identification number or other mark furnished by the corporation to the shareholder for the purposes of a particular meeting or transaction.

     (c) Revocation.--A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the secretary of the corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the secretary of the corporation.

     (d) Expenses.--The corporation shall pay the reasonable expenses of solicitation of votes, proxies or consents of shareholders by or on behalf of the board of directors or its nominees for election to the board, including solicitation by professional proxy solicitors and otherwise.


     Section 3.09. Voting by Fiduciaries and Pledgees.-Shares of the corporation standing in the name of a trustee or other fiduciary and shares held by an assignee for the benefit of creditors or by a receiver may be voted by the trustee, fiduciary, assignee or receiver. A shareholder whose shares are pledged shall be entitled to vote the shares until the shares have been transferred into the name of the pledgee, or a nominee of the pledgee, but nothing in this section shall affect the validity of a proxy given to a pledgee or nominee.

     Section 3.10. Voting by Joint Holders of Shares.

     (a) General Rule.--Where shares of the corporation are held jointly or as tenants in common by two or more persons, as fiduciaries or otherwise:

         (1) if only one or more of such persons is present in person or by proxy, all of the shares standing in the names of such persons shall be deemed to be represented for the purpose of determining a quorum and the corporation shall accept as the vote of all the shares the vote cast by a joint owner or a majority of them; and

         (2) if the persons are equally divided upon whether the shares held by them shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among the persons without prejudice to the rights of the joint owners or the beneficial owners thereof among themselves.

     (b) Exception.--If there has been filed with the secretary of the corporation a copy, certified by an attorney at law to be correct, of the relevant portions of the agreement under which the shares are held or the instrument by which the trust or estate was created or the order of court appointing them or of an order of court directing the voting of the shares, the persons specified as having such voting power in the document latest in date of operative effect so filed, and only those persons, shall be entitled to vote the shares but only in accordance therewith.

     Section 3.11. Voting by Corporations.

     (a) Voting by Corporate Shareholders.--Any corporation that is a shareholder of this corporation may vote at meetings of shareholders of this corporation by any of its officers or agents, or by proxy appointed by any officer or agent, unless some other person, by resolution of the board of directors of the other corporation or a provision of its articles or bylaws, a copy of which resolution or provision certified to be correct by one of its officers has been filed with the secretary of this corporation, is appointed its general or special proxy in which case that person shall be entitled to vote the shares.

     (b) Controlled Shares.--Shares of this corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors of this corporation, as such, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares for voting purposes at any given time.

     Section 3.12. Determination of Shareholders of Record.

     (a) Fixing Record Date.--The board of directors may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the corporation after any record date fixed as provided in this subsection. The board of directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the board fixes a new record date for the adjourned meeting.

     (b) Determination When a Record Date is Not Fixed.--If a record date is not fixed:

         (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given.

         (2) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     (c) Certification by Nominee.--The board of directors may adopt a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person or persons. Upon receipt by the corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

     Section 3.13. Voting Lists.

     (a) General Rule.--The officer or agent having charge of the transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof except that, if the corporation has 5,000 or more shareholders, in lieu of the making of the list the corporation may make the information therein available at the meeting by any other means.

     (b) Effect of List.--Failure to comply with the requirements of this section shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list. The original share register or transfer book, or a duplicate thereof kept in the Commonwealth of Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine the list or share register or transfer book or to vote at any meeting of shareholders.

     Section 3.14. Judges of Election.

     (a) Appointment.--In advance of any meeting of shareholders of the corporation, the board of directors may appoint judges of election, who need not be shareholders, to act at the meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint judges of election at the meeting. The number of judges shall be one or three. A person who is a candidate for an office to be filled at the meeting shall not act as a judge.

     (b) Vacancies.--In case any person appointed as a judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

     (c) Duties.--The judges of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with nominations by shareholders or the right to vote, count and tabulate all votes, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

     (d) Report.--On request of the presiding officer of the meeting or of any shareholder, the judges shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

     Section 3.15. Minors as Security Holders.--The corporation may treat a minor who holds shares or obligations of the corporation as having capacity to receive and to empower others to receive dividends, interest, principal and other payments or distributions, to vote or express consent or dissent and to make elections and exercise rights relating to such shares or obligations unless, in the case of payments or distributions on shares, the corporate officer responsible for maintaining the list of shareholders or the transfer agent of the corporation or, in the case of payments or distributions on obligations, the treasurer or paying officer or agent has received written notice that the holder is a minor.

                                   ARTICLE IV
                               Board of Directors

     Section 4.01. Powers; Notation of Dissent.

     (a) General Rule.--Unless otherwise provided by statute, all powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors.

     (b) Notation of Dissent.--A director of the corporation who is present at a meeting of the board of directors, or of a committee of the board, at which action on any corporate matter is taken on which the director is generally competent to act, shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless the director files his or her written dissent to the action with the secretary of the meeting before the adjournment thereof or transmits the dissent in writing to the secretary of the corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of the action. Nothing in this section shall bar a director from asserting that minutes of the meeting incorrectly omitted his or her dissent if, promptly upon receipt of a copy of such minutes, the director notifies the secretary, in writing, of the asserted omission or inaccuracy.

     Section 4.02. Qualifications and Selection of Directors.

     (a) Qualifications.--Each director of the corporation shall be a natural person of full age who need not be a resident of the Commonwealth of Pennsylvania or a shareholder of the corporation.

     (b) Notice of Certain Nominations Required. --Nominations for election of directors may be made by any shareholder entitled to vote for the election of directors only if written notice (the "Notice") of the shareholder's intent to nominate a director at the meeting is given by the shareholder and received by the secretary of the corporation in the manner and within the time specified in this section. The Notice shall be delivered to the secretary of the corporation not less than 60 days prior to the date fixed by these bylaws for the annual meeting of shareholders; provided, however, that, if directors are to be elected by the shareholders at any other time, the Notice shall be delivered to the secretary of the corporation not later than the seventh day following the day on which notice of the meeting was first mailed to shareholders. In lieu of delivery to the secretary, the Notice may be mailed to the secretary by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the secretary. The requirements of this subsection shall not apply to a nomination for directors made to the shareholders by the board of directors.

     (c) Contents of Notice.--The Notice shall be in writing and shall contain or be accompanied by:

         (1)  the name and residence address of the nominating shareholder;

         (2) a representation that the shareholder is a holder of record of voting stock of the corporation and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice;

         (3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by the management or board of directors of the corporation;

         (4) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and

         (5) the consent of each nominee to serve as a director of the corporation if so elected.

     (d) Determination of Compliance.--If a judge or judges of election shall not have been appointed pursuant to these bylaws, the presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the procedures of this section, and, in such event, the nomination shall be disregarded. Any decision by the presiding officer of the meeting made in good faith shall be conclusive and binding upon all shareholders of the corporation for any purpose.

     (e) Election of Directors.--In elections for directors, voting need not be by ballot, unless required by vote of the shareholders before the voting for the election of directors begins. The candidates receiving the highest number of votes shall be elected.

     Section 4.03. Number and Term of Office.

     (a) Number.--The board of directors shall consist of such number of directors, as may be determined from time to time by resolution of the board of directors.

     (b) Term of Office.--Each director shall hold office until the expiration of the term for which he or she was selected and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

     (c) Resignation.--Any director may resign at any time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

     Section 4.04. Vacancies.

     (a) General Rule.--Vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the board though less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve until the next annual meeting of shareholders, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

     (b) Action by Resigned Directors.--When one or more directors resign from the board effective at a future date, the directors then in office, including those who have so resigned, shall have power by the applicable vote to fill the vacancies, the vote thereon to take effect when the resignations become effective.

     Section 4.05. Removal of Directors.

     (a) Removal by the Shareholders.--The entire board of directors, or any individual director may be removed from office by vote of the shareholders entitled to vote thereon only for cause. In case the board or any one or more directors are so removed, new directors may be elected at the same meeting. The repeal of a provision of the articles or bylaws prohibiting, or the addition of a provision to the articles or bylaws permitting, the removal by the shareholders of the board or a director without assigning any cause shall not apply to any incumbent director during the balance of the term for which the director was selected.

     (b) Removal by the Board.--The board of directors may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or if, within 60 days after notice of his or her selection, the director does not accept the office either in writing or by attending a meeting of the board of directors.

     Section 4.06. Place of Meetings.--Meetings of the board of directors may be held at such place within or without the Commonwealth of Pennsylvania as the board of directors may from time to time appoint or as may be designated in the notice of the meeting.

     Section 4.07. Organization of Meetings.--At every meeting of the board of directors, the chairman of the board, if there be one, or, in the case of a vacancy in the office or absence of the chairman of the board, one of the following officers present in the order stated: the president or a person chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in the absence of the secretary, an assistant secretary, or, in the absence of the secretary and the assistant secretaries, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.

     Section 4.08. Regular Meetings.--Regular meetings of the board of directors shall be held at such time and place as shall be designated from time to time by resolution of the board of directors.

     Section 4.09. Special Meetings.--Special meetings of the board of directors shall be held whenever called by the chairman, the president or by two or more of the directors.

     Section 4.10. Quorum of and Action by Directors.

     (a) General Rule.--A majority of the directors in office of the corporation shall be necessary to constitute a quorum for the transaction of business and the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the board of directors.

     (b) Action by Written Consent.--Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the directors in office is filed with the secretary of the corporation.

     Section 4.11. Executive and Other Committees.

     (a) Establishment and Powers.--The board of directors may, by resolution adopted by a majority of the directors in office, establish one or more committees to consist of one or more directors of the corporation. Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all of the powers and authority of the board of directors except that a committee shall not have any power or authority as to the following:

         (1) The submission to shareholders of any action requiring approval of shareholders under the Business Corporation Law.

         (2)  The creation or filling of vacancies in the board of directors.

         (3)  The adoption, amendment or repeal of these bylaws.

         (4) The amendment or repeal of any resolution of the board that by its terms is amendable or repealable only by the board.

         (5) Action on matters committed by a resolution of the board of directors to another committee of the board.

     (b) Alternate Committee Members.--The board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another director to act at the meeting in the place of the absent or disqualified member.

     (c) Term.--Each committee of the board shall serve at the pleasure of the board.

     (d) Committee Procedures.--The term "board of directors" or "board," when used in any provision of these bylaws relating to the organization or procedures of or the manner of taking action by the board of directors, shall be construed to include and refer to any executive or other committee of the board.

     Section 4.12. Compensation.--The board of directors shall have the authority to fix the compensation of directors for their services as directors and a director may be a salaried officer of the corporation.

                                    ARTICLE V
                                    Officers

     Section 5.01. Officers Generally.

     (a) Number, Qualifications and Designation.--The officers of the corporation shall be a president, one or more vice presidents, a secretary, a treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.03. Officers may but need not be directors or shareholders of the corporation. The president and secretary shall be natural persons of full age. The treasurer may be a corporation, but if a natural person shall be of full age. The board of directors may elect from among the members of the board a chairman of the board who shall not be an officer of the corporation. Any number of offices may be held by the same person.

     (b) Bonding.--The corporation may secure the fidelity of any or all of its officers by bond or otherwise.

     (c) Standard of Care; Limitation of Liability.--In lieu of the standards of conduct otherwise provided by law, officers of the corporation shall be subject to the same standards of conduct, including standards of care and loyalty and rights of justifiable reliance, as shall at the time be applicable to directors of the corporation. An officer of the corporation shall not be personally liable, as such, to the corporation or its shareholders for monetary damages (including, without limitation, any judgment, amount paid in settlement, penalty, punitive damages or expense of any nature (including, without limitation, attorneys' fees and disbursements)) for any action taken, or any failure to take any action, unless the officer has breached or failed to perform the duties of his or her office under the articles, these bylaws, or the applicable provisions of law and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. The provisions of this subsection shall not apply to the responsibility or liability of an officer pursuant to any criminal statute or for the payment of taxes pursuant to local, state or federal law.

     Section 5.02. Election, Term of Office and Resignations.

     (a) Election and Term of Office.--The officers of the corporation, except those elected by delegated authority pursuant to Section 5.03, shall be elected annually by the board of directors, and each such officer shall hold office for a term of one year and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

     (b) Resignations.--Any officer may resign at any time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as may be specified in the notice of resignation.

     Section 5.03. Subordinate Officers, Committees and Agents.--The board of directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the corporation may require, including one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the board of directors may from time to time determine. The board of directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

     Section 5.04. Removal of Officers and Agents.--Any officer or agent of the corporation may be removed by the board of directors with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     Section 5.05. Vacancies.--A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, may be filled by the board of directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.03, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term.

     Section 5.06. Authority.--All officers of the corporation, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided by or pursuant to resolutions or orders of the board of directors or, in the absence of controlling provisions in the resolutions or orders of the board of directors, as may be determined by or pursuant to these bylaws.

     Section 5.07. The Chairman of the Board.--The chairman of the board shall preside at all meetings of the shareholders and of the board of directors, and shall perform such other duties as may from time to time be requested by the board of directors.

     Section 5.08. The President.--The president shall be the chief executive officer of the corporation and shall have general supervision over the business and operations of the corporation, subject however, to the control of the board of directors. The president shall sign, execute, and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation; and, in general, shall perform all duties incident to the office of president and such other duties as from time to time may be assigned by the board of directors.

     Section 5.09. The Vice Presidents.--The vice presidents shall perform the duties of the president in the absence of the president and such other duties as may from time to time be assigned to them by the board of directors or the president.

     Section 5.10. The Secretary.--The secretary or an assistant secretary shall attend all meetings of the shareholders and of the board of directors and all committees thereof and shall record all the votes of the shareholders and of the directors and the minutes of the meetings of the shareholders and of the board of directors and of committees of the board in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned by the board of directors or the president.

     Section 5.11. The Treasurer.--The treasurer or an assistant treasurer shall have or provide for the custody of the funds or other property of the corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the corporation; shall deposit all funds in his or her custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; shall, whenever so required by the board of directors, render an account showing all transactions as treasurer, and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned by the board of directors or the president.

     Section 5.12. Salaries.--The salaries of the officers elected by the board of directors shall be fixed from time to time by the board of directors or by such officer as may be designated by resolution of the board. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the officer or committee to which the power to elect such officers or to retain or appoint such employees or other agents has been delegated pursuant to Section 5.03. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the corporation.

                                   ARTICLE VI

                      Certificates of Stock, Transfer, Etc.
     Section 6.01. Share Certificates.

     (a) Form of Certificates.--Certificates for shares of the corporation shall be in such form as approved by the board of directors, and shall state that the corporation is incorporated under the laws of the Commonwealth of Pennsylvania, the name of the person to whom issued, and the number and class of shares and the designation of the series (if any) that the certificate represents. If the corporation is authorized to issue shares of more than one class or series, certificates for shares of the corporation shall set forth upon the face or back of the certificate (or shall state on the face or back of the certificate that the corporation will furnish to any shareholder upon request and without charge), a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the corporation.

     (b) Share Register.--The share register or transfer books and blank share certificates shall be kept by the secretary or by any transfer agent or registrar designated by the board of directors for that purpose.

     Section 6.02. Issuance.--The share certificates of the corporation shall be numbered and registered in the share register or transfer books of the corporation as they are issued. They shall be executed in such manner as the board of directors shall determine. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar because of death, resignation or otherwise, before the certificate is issued, the certificate may be issued with the same effect as if the officer, transfer agent or registrar had not ceased to be such at the date of its issue. The provisions of this Section 6.02 shall be subject to any inconsistent or contrary agreement in effect at the time between the corporation and any transfer agent or registrar.

     Section 6.03. Transfer.--Transfers of shares shall be made on the share register or transfer books of the corporation upon surrender of the certificate therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 13 Pa.C.S. ss.ss. 8101 et seq., and its amendments and supplements.

     Section 6.04. Record Holder of Shares.--The corporation shall be entitled to treat the person in whose name any share or shares of the corporation stand on the books of the corporation as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person.

     Section 6.05. Lost, Destroyed or Mutilated Certificates.--The holder of any shares of the corporation shall immediately notify the corporation of any loss, destruction or mutilation of the certificate therefor, and the board of directors may, in its discretion, cause a new certificate or certificates to be issued to such holder, in case of mutilation of the certificate, upon the surrender of the mutilated certificate or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction and, if the board of directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.

                                   ARTICLE VII

              Liability of Directors; Indemnification of Directors,
                  Officers and Other Authorized Representatives

     Section 7.01. Limitation of Liability of Directors. --To the fullest extent permitted by the Business Corporation Law, a director of the corporation shall not be personally liable to the corporation, its stockholders or others for monetary damages for any action taken or any failure to take any action unless the director has breached or failed to perform the duties of his or her office as set forth in 15 Pa. C. S. Subchapter 17B and such breach or failure constitutes self-dealing, willful misconduct or recklessness. The provisions of this Section 7.01 shall not apply with respect to the responsibility or liability of a director under any criminal statute or the liability of a director for the payment of taxes pursuant to local, state or federal law.

     Section 7.02. Indemnification.

     (a) General Rules.--The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative ("Proceeding"), by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement, judgments, and fines actually and reasonably incurred by such person in connection with the Proceeding; provided, however, that no indemnification shall be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

     (b) Advancing Expenses.--Expenses (including attorneys' fees) incurred in defending a Proceeding shall be paid by the corporation in advance of the final disposition of the Proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall be ultimately determined that such person is not entitled to be indemnified by the corporation as authorized in this Section 7.02.

     (c) Scope of Articles.--The indemnification and advancement of expenses provided by this Section 7.02 shall not be deemed exclusive of any other right to which persons seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise, both as to actions in such persons' official capacity and as to their actions in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

     (d) Insurance.--The corporation may purchase and maintain insurance on behalf of any person, may enter into contracts of indemnification with any person, may create a fund of any nature (which may, but need not be, under the control of a trustee) for the benefit of any person, and may otherwise secure in any manner its obligations with respect to indemnification and advancement of expenses, whether arising under this Section 7.02 or otherwise, to or for the benefit of any person, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this
Section 7.02.

     Section 7.03.  Effective  Date.--The  limitation  of liability  provided in
Section 7.01 and the right to indemnification and advancement of expenses provided in Section 7.02 shall apply to any action, or any failure to take any action, occurring on or after January 27, 1987.

     Section 7.04. Amendment or Repeal.--Notwithstanding anything herein contained to the contrary, this Article VII may not be amended or repealed, and a provision inconsistent herewith may not be adopted, except by the affirmative vote of 75% of the members of the entire Board of Directors or by the affirmative vote of shareholders of the corporation entitled to cast at least 75% of all votes which shareholders of the corporation are then entitled to cast except that, if the Business Corporation Law is amended or any other statute is enacted so as to decrease the exposure of directors to liability or to increase the indemnification rights available to directors, officers or others, this
Article VII and any other provisions of these bylaws inconsistent with such decreased exposure or increased indemnification rights shall be amended, automatically and without any further action on the part of shareholders or directors, to reflect such decreased exposure or to include such increased indemnification rights, unless such legislation expressly or otherwise requires. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation or any right to indemnification from the corporation for any action taken or any failure to take any action occurring prior to the time of such repeal or modification.

     Section  7.05.  Severability.--If,  for any reason,  any  provision of this
Article VII shall be held invalid, such invalidity shall not affect any other provision not held so invalid, and each such other provision shall, to the full extent consistent with law, continue in full force and effect. If any provision of this Article VII shall be held invalid in part, such invalidity shall in no way affect the remainder of such provision, and the remainder of such provision, together with all other provisions of this Article VII shall, to the full extent consistent with law, continue in full force and effect.

                                  ARTICLE VIII

                                  Miscellaneous

     Section 8.01. Corporate Seal.--The corporation shall have a corporate seal in the form of a circle containing the name of the corporation, the year of incorporation and such other details as may be approved by the board of directors. The affixation of the corporate seal shall not be necessary to the valid execution, assignment or endorsement by the corporation of any instrument or other document.

     Section 8.02. Checks.--All checks, notes, bills of exchange or other similar orders in writing shall be signed by such one or more officers or employees of the corporation as the board of directors may from time to time designate.

     Section 8.03. Contracts.--Except as otherwise provided in the Business Corporation Law in the case of transactions that require action by the shareholders, the board of directors may authorize any officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

     Section 8.04. Interested Directors or Officers; Quorum.

     (a) General Rule.--A contract or transaction between the corporation and one or more of its directors or officers or between the corporation and another corporation, partnership, joint venture, trust or other enterprise in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall not be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the board of directors that authorizes the contract or transaction, or solely because his, her or their votes are counted for that purpose, if:

         (1) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors and the board authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors are less than a quorum;

         (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of those shareholders; or

         (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors or the shareholders.

     (b) Quorum.--Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board which authorizes a contract or transaction specified in subsection (a).

     Section 8.05. Deposits.--All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees of the corporation as the board of directors shall from time to time designate.

     Section 8.06. Corporate Records.

     (a) Required Records.--The corporation shall keep complete and accurate books and records of account, minutes of the proceedings of the incorporators, shareholders and directors and a share register giving the names and addresses of all shareholders and the number and class of shares held by each. The share register shall be kept at either the registered office of the corporation in the Commonwealth of Pennsylvania or at its principal place of business wherever situated or at the office of its registrar or transfer agent. Any books, minutes or other records may be in written form or any other form capable of being converted into written form within a reasonable time.

     (b) Right of Inspection.--Every shareholder shall, upon written verified demand stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business for any proper purpose, the share register, books and records of account, and records of the proceedings of the incorporators, shareholders and directors and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to the interest of the person as a shareholder. In every instance where an attorney or other agent is the person who seeks the right of inspection, the demand shall be accompanied by a verified power of attorney or other writing that authorizes the attorney or other agent to so act on behalf of the shareholder. The demand shall be directed to the corporation at its registered office in the Commonwealth of Pennsylvania or at its principal place of business wherever situated.

     Section 8.07. Amendment of Bylaws.--These bylaws may be amended or repealed, or new bylaws may be adopted, either (i) by vote of the shareholders at any duly organized annual or special meeting of shareholders, or (ii) with respect to those matters that are not by statute committed expressly to the shareholders and regardless of whether the shareholders have previously adopted or approved the bylaw being amended or repealed, by vote of a majority of the board of directors of the corporation in office at any regular or special meeting of directors. Any change in these bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change.

     Section  8.08.  Inapplicability  of Certain  Provisions.  (Adopted June 27,
1990.)

     (a) Control Share Acquisitions.--Subchapter 25G of the Business Corporation Law, relating to control share acquisitions, shall not be applicable to the corporation.

     (b) Disgorgement.--Subchapter 25H of the Business Corporation Law, relating to disgorgement, shall not be applicable to the corporation.

                            SI HANDLING SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Edward J. Fahey and Ronald J. Semanick, or either of them acting in the absence of the other, as proxyholders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of SI Handling Systems, Inc., held of record by the undersigned on May 29, 1996, at the Annual Meeting of Shareholders to be held on July 17, 1996, at 11:00 A.M., E.D.T., or at any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1., 2., and 3. This proxy may be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof. The Board of Directors does not presently know of any other matters to be presented at the meeting.

     Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

                                                                     SEE
                     (To Be Signed On Reverse Side)                 REVERSE
                                                                     SIDE


- ------------------------------------------------------------------------------

/X/  Please mark your
     votes as in this
     example.

This proxy is solicited by the Board of Directors. Management recommends a vote
            FOR the Directors nominated and FOR Proposals 2. and 3.

                       FOR               WITHHOLD
                   all nominees         AUTHORITY
                 listed at right     to vote for all
                                     nominees listed
                                        at right
1. ELECTION OF         /_/                  /_/      NOMINEES:  L. Jack Bradt,
   DIRECTORS                                         Edward J. Fahey, Elmer D.
                                                     Gates, Michael J. Gausling,
                                                     and Leonard S. Yurkovic.

For, except vote withheld from the following        (INSTRUCTION:  To cumulate
nominee(s):                                          votes for any nominee(s),
(INSTRUCTION:  To withhold authority to vote         write "cumulate for" and
for any individual nominee, print that nominee's     print the name(s) and the
name in the space provided below.)                   amount allocated to such
                                                     person(s) in the space
                                                     provided below.)

- -----------------------------------------------       --------------------------

                               FOR          AGAINST        ABSTAIN
2. To approve the amendment     /_/           /_/             /_/
   and restatement of the
   Company's Articles.

3. To approve the amendment     /_/           /_/             /_/
   and restatement of the
   Company's Bylaws.

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

         I plan to attend the meeting. /_/


SIGNATURE(S) ______________________________________  DATE______________________

Note:Please sign exactly as name appears hereon.  Joint owners should each sign.
     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.